Exhibit 99.1

Safe Harbor Announces Preliminary Third Quarter 2026 Deposit Results

Trailing 14-day average deposits reach approximately $119.3 million as of quarter end, up 7.4% year-over-year and approximately 25% above the May 2025 low, as deposit growth accelerates for the second consecutive quarter

Recent Federal Reserve rate increase expected to add approximately $150,000 investment income annually

DENVER, October 6, 2026 — SHF Holdings, Inc., d/b/a Safe Harbor (the “Company” or “Safe Harbor”) (NASDAQ: SHFS), a leading fintech platform serving the banking, lending and financial services needs of the regulated cannabis and hemp industries, today announced certain preliminary deposit information for the third quarter ended September 30, 2026, ahead of its third quarter 2026 earnings release.

Safe Harbor’s trailing 14-day average deposit balance was approximately $119.3 million as of September 30, 2026, compared with approximately $111.1 million as of September 30, 2025, up 7.4% and approximately 25% above the trailing 14-day average low of approximately $95.3 million recorded in May 2025. The quarter-end trailing 14-day balance is the Company’s highest since April 2024.

The trailing 14-day average client deposits increased approximately 4.1% from $104.6 million as of March 31, 2026, to approximately $108.9 million as of June 30, 2026, and increased approximately 9.6% sequentially to approximately $119.3 million as of September 30, 2026. The sequential increase in the third quarter was more than double the increase recorded in the second quarter.

Safe Harbor also expects revenue to benefit from the higher interest rate environment. Based on client deposit and loan balances as of September 30, 2026, and assuming those balances and the Company’s current arrangements with its partner financial institutions remain unchanged, the Company estimates that the Federal Reserve’s 25-basis-point increase in the federal funds target rate on September 16, 2026 will contribute approximately $150,000 in incremental annualized investment income. Actual results will depend on future balances, partner institution arrangements, and any subsequent changes in interest rates, including rate decreases.

“The continued growth in deposits reflects the strength of the strategy we have put in place,” said Terry Mendez, CEO of Safe Harbor. “As we broaden our platform across banking, lending, business solutions and institutional infrastructure, we are deepening client relationships and expanding the opportunity to capture more of their financial activity. We believe the continued momentum in deposits demonstrates the value of building a broader financial platform around the needs of the cannabis clients we service on behalf of financial institutions.”

Key Performance Indicator: Trailing 14-Day Average Client Deposits

The trailing 14-day average client deposit balance is the average of the aggregate end-of-day balances of deposit accounts of Safe Harbor’s clients held at its partner financial institutions for the 14 consecutive calendar days ending on the measurement date. Management uses this metric, rather than a single-day balance, because it smooths fluctuations caused by clients’ two-week payroll cycles and therefore better reflects underlying deposit levels. These deposits are held by and are liabilities of Safe Harbor’s partner financial institutions; they are not deposits of Safe Harbor and are not reflected on Safe Harbor’s consolidated balance sheet. Safe Harbor earns investment income on a portion of these balances under its arrangements with its partner financial institutions, and changes in deposit balances do not necessarily correspond to proportional changes in Safe Harbor’s revenue. The metric has been calculated on a consistent basis for all periods presented and may not be comparable to similarly titled measures used by other companies.

Preliminary Results

The preliminary deposit information in this press release is based on information available to management as of the date of this release, has not been audited or reviewed by Safe Harbor’s independent registered public accounting firm, and remains subject to completion of the Company’s normal quarter-end closing and review procedures. Final information may differ materially. This information is not a comprehensive statement of Safe Harbor’s financial results for the quarter, and investors should not draw conclusions regarding revenue, net income or other results from it. Safe Harbor plans to report full third quarter 2026 financial results at a later date to be announced.

About Safe Harbor:

Safe Harbor is a cannabis-exclusive financial platform delivering smarter banking, lending, payments and business services, and institutional solutions tailored to how the cannabis industry actually operates. As one of the original pioneers of compliant financial operations support and cannabis banking consulting in the U.S., Safe Harbor has assisted in the processing of more than $36 billion in cannabis-related depository funds across 41 states and territories since inception. Through its proprietary technology, platform and network of regulated financial institution partners, Safe Harbor empowers cannabis operators to gain clarity, control and confidence in their financial operations. From daily banking and compliance infrastructure to long-term growth, Safe Harbor provides real solutions and personal support, built exclusively for cannabis. Safe Harbor is a financial technology company, not a bank. Banking services are provided by our partner financial institutions. For more information, visit shfinancial.org.

Cautionary Statement Regarding Forward-Looking Statements:

Certain information contained in this press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Forward-looking statements may include, but are not limited to, statements with respect to trends in the cannabis industry, including proposed changes in U.S. and state laws, rules, regulations and guidance relating to Safe Harbor’s services; the anticipated impact of Federal Reserve interest rate actions on Safe Harbor’s revenue and profit; the Company’s expectations regarding continued deposit growth and the drivers of that growth; preliminary and unaudited financial information, which remains subject to completion of the Company’s normal quarter-end and quarterly closing procedures and could differ from final results; Safe Harbor’s growth prospects and Safe Harbor’s market size; Safe Harbor’s projected financial and operational performance, including relative to its competitors and historical performance; success or viability of new product and service offerings Safe Harbor may introduce in the future; the impact of volatility in the capital markets, which may adversely affect the price of Safe Harbor’s securities; the outcome of any legal proceedings that have been or may be brought by or against Safe Harbor; and other statements regarding Safe Harbor’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Safe Harbor’s filings with the U.S. Securities and Exchange Commission. Safe Harbor undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Safe Harbor Investor Relations Contact:

ir@SHFinancial.org

Safe Harbor Media Relations Contact:

safeharbor@kcsa.com